SECURITIES AND EXCHANGE COMMISSION PRIVATE


                      Washington, D.C.   20549



                              FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  August 2, 1999



                         First Entertainment Holding Corp.
         (Exact name of registrant as specified in its charter)



            Nevada                      0-15435              84-0974303
 (State or other jurisdiction  (Commission File        (IRS Employer
   of incorporation)             Number)              Identification
No.)



  7887 East Bellview, Suite 1114, Englewood, Colorado  80111
(Address of principal executive offices)          (Zip Code)



  Registrant's telephone number, including area code (303) 228-1650

Item 5. Other Events.

On August 2, 1999, the Securities And Exchange Commission (the
"Commission") issued the litigation release which is attached to this Report on Form 8-K as Exhibit 99.1 (the "Release"). The Registrant intends to vigorously defend the charges filed against it by the Commission.

Item 7.  Financial Statements And Exhibits.

 (c)  Exhibits.

                        Exhibit Index

Exhibit
Number	Description

99.1   Litigation release issued by the Securities And Exchange
Commission dated August 2, 1999.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 5, 1999                  ENTERTAINMENT HOLDING CORP.



                                   By:     /s/ A.B. Goldberg
                                 A.B. Goldberg, Chief Executive Officer

                                EXHIBIT 99.1


On August 2, 1999, the Securities And Exchange Commission issued the following release:

SECURITIES AND EXCHANGE COMMISSION

Litigation Release No. 16239 \ August 2, 1999

The Commission today sued First Entertainment, Inc., ("First Entertainment") and its president, Abraham B. Goldberg ("Goldberg"), charging that the company and Goldberg fraudulently failed to disclose approximately $350,000 in money and stock paid to Goldberg. First Entertainment, a microcap company headquartered in Denver, Colorado, owns the Comedy Works nightclub in Denver. Goldberg lives in Aurora, Colorado, and has a history of securities violations.

The Commission alleges that from 1995 through 1997 Goldberg received compensation of approximately $350,000 that was not disclosed in Fist Entertainment's public filings. Goldberg allegedly tried to conceal the compensation by directing the money or stock through his wife in a series of related party transactions. Specifically, the Commission alleges that First Entertainment paid stock to certain consultants of First Entertainment who paid kickbacks to Goldlberg's wife, Nannette Goldberg. Goldberg and his wife also each allegedly received consulting fees that should have been disclosed. In addition, the Commission alleges that Nannette Goldberg received $100,000 worth of First Entertainment stock in 1997 without approval of the First Entertainment board. The Commission alleges that material facts or omissions concerning Goldberg's compensation were contained in First Entertainment's 1995 and 1996 annual reports and in a registration statement and a proxy statement filed by the company in 1997. Finally, the Commission also charges that Goldberg failed to report his beneficial ownership of First Entertainment securities and changes in his securities holdings.

The Commission alleges that First Entertainment violated the antifraud and filing provisions of the securities laws, Section 17(a) of the Securities Act of 1933 ("Securities Act") and Sections 10(b), 13(a), and 14(a) of the Exchange Act of 1934 ("Exchange Act") and Rules 10b-5, 12b-20, 12b-25, 13a-1, 13a-13, 14a-3 and 14a-9. The Commission alleges that Goldberg violated Section 17(a) of the Securities Act and Sections 10(b), 14(a), and 16(a) of the Exchange Act and Rules 10b-5, 12b-20, 14a-3, 14a-9, and 16a-3 thereunder, and that Goldberg aided and abetted First Entertainment's violations of Section 13(a) of the Exchange Act and Rules 12b-25, 13a-1, and 13a-13. The Commission filed its complaint in federal court in Denver, Colorado, and seeks a permanent injunction against First Entertainment and Goldberg and seeks disgorgement, civil money penalties, and an officer and director bar against Goldberg.